Media Contact:	Bunge News Bureau Bunge 636-292-3022 news@bunge.com
Investor Contact:	Mark Haden Bunge mark.haden@bunge.com

Bunge Limited Finance Corp. Announces Expiration and Final Results of Exchange Offers

St. Louis, MO – July 7, 2025 – Bunge Global SA (NYSE: BG) (“Bunge”), today announced the expiration and final results of the previously announced (A) offers to exchange (each an “Exchange Offer” and, collectively the “Exchange Offers”) by its wholly-owned subsidiary, Bunge Limited Finance Corp. (“BLFC”), of any and all outstanding 2.000% Notes due 2026 (the “Existing Viterra 2026 Notes”), 4.900% Notes due 2027 (the “Existing Viterra 2027 Notes”), 3.200% Notes due 2031 (the “Existing Viterra 2031 Notes”) and 5.250% Notes due 2032 (the “Existing Viterra 2032 Notes”, and together with the Existing Viterra 2026 Notes, the Existing Viterra 2027 Notes, and the Existing Viterra 2031 Notes, collectively, the “Existing Viterra Notes”), each series as issued by Viterra Finance B.V. (“VFBV”) and guaranteed by Viterra Limited (“Viterra”) and Viterra B.V., for (1) up to $1.95 billion aggregate principal amount of new notes to be issued by BLFC and guaranteed by Bunge (the “New Bunge Notes”), and (2) cash; and (B) related solicitations of consents by BLFC, on behalf of VFBV (each a “Consent Solicitation” and, collectively, the “Consent Solicitations”) from Eligible Holders (as defined below) of the (1) Existing Viterra 2026 Notes and the Existing Viterra 2031 Notes to amend the VFBV base indenture dated April 21, 2021, governing the Existing Viterra 2026 Notes and the Existing Viterra 2031 Notes (the “Existing Viterra 2026 and 2031 Notes Indenture”); and (2) Existing Viterra 2027 Notes and the Existing Viterra 2032 Notes to amend the VFBV base indenture dated April 21, 2022, governing the Existing Viterra 2027 Notes and the Existing Viterra 2032 Notes (the “Existing Viterra 2027 and 2032 Notes Indenture”, and with the Existing Viterra 2026 and 2031 Notes Indenture, each an “Existing Viterra Indenture” and collectively, the “Existing Viterra Indentures”).
On the early tender date and consent revocation deadline of September 20, 2024, BLFC received consents sufficient to amend the respective Existing Viterra Indentures to, among other things, eliminate certain of the covenants, restrictive provisions and events of default and modify or amend certain other provisions, including unconditionally releasing and discharging the guarantees by each of Viterra and Viterra B.V. (with respect to the corresponding Existing Viterra Indenture for that series and, together, as the context requires, the “Proposed Amendments”). Supplemental indentures to the Existing Viterra Indentures were executed on September 23, 2024 in order to effect the Proposed Amendments (each an “Existing Viterra Supplemental Indenture” and collectively, the “Existing Viterra Supplemental Indentures”). The Existing Viterra Supplemental Indentures will become operative only upon the settlement date for the Exchange Offers and the Consent Solicitations. The Exchange Offers expired at 5:00 p.m., New York City time, on July 3, 2025 (the “Expiration Date”), and no tenders submitted after the Expiration Date are valid.
Each Exchange Offer and Consent Solicitation was made subject to the satisfaction of certain conditions, including among other things, the consummation of Bunge’s acquisition (the “Business Combination”) of Viterra. On July 2, 2025, Bunge completed the Business Combination and all other conditions set forth in the offering memorandum and consent solicitation statement dated September 9, 2024 (the “Statement”) were satisfied. The settlement of the Exchange Offers and Consent Solicitations are expected to occur on July 8, 2025.
As of 5:00 p.m., New York City time, on the Expiration Date, the principal amounts of Existing Viterra Notes set forth in the table below had been validly tendered and not validly withdrawn (and consents thereby validly delivered and not validly revoked).

Title of Series of Existing Viterra Notes	CUSIP Number of Existing Viterra Notes	Title Series of New Bunge Notes	Aggregate Principal Amount Outstanding	Existing Viterra Notes Tendered
				Principal Amount	Percentage
2.000% Notes due 2026	144A CUSIP: 92852LAA7 Reg S CUSIP: N9354LAA9	2.000% Notes due 2026	$600,000,000	$579,763,000	96.63%
4.900% Notes due 2027	144A CUSIP: 92852LAC3 Reg S CUSIP: N9354LAE1	4.900% Notes due 2027	$450,000,000	$439,733,000	97.72%
3.200% Notes due 2031	144A CUSIP: 92852LAB5 Reg S CUSIP: N9354LAB7	3.200% Notes due 2031	$600,000,000	$598,591,000	99.77%
5.250% Notes due 2032	144A CUSIP: 92852LAD1 Reg S CUSIP: N9354LAF8	5.250% Notes due 2032	$300,000,000	$299,800,000	99.93%
BLFC made the Exchange Offers and Consent Solicitations pursuant to the terms and subject to the conditions set forth in the Statement. The Statement and other documents relating to the Exchange Offers and Consent Solicitations were distributed to holders of Existing Viterra Notes who completed and returned a letter of eligibility certifying that they were (i) “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act of 1933, as amended (“Securities Act”) or (ii) not “U.S. persons” and were outside of the United States within the meaning of Regulation S under the Securities Act and who were “non-U.S. qualified offerees” (as defined in the Statement) and who were not located in Canada were authorized to receive and review the Statement (such persons, “Eligible Holders”).
BLFC has engaged BofA Securities, Inc. and J.P. Morgan Securities LLC as Lead Dealer Managers and Solicitation Agents, and SMBC Nikko Securities America, Inc. as Co-Dealer Manager and Solicitation Agent for the Exchange Offers and Consent Solicitations. Please direct questions regarding the Exchange Offers and Consent Solicitations to BofA Securities, Inc. at (888) 292-0070 (toll-free) or (980) 387-3907 (collect for banks and brokers) or J.P. Morgan Securities LLC at (866) 834-4666 (toll-free) or (212) 834-3554 (collect for banks and brokers).
The New Bunge Notes have not been registered under the Securities Act or any state or foreign securities laws, and they may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state and foreign securities laws.

About Bunge
At Bunge (NYSE: BG), our purpose is to connect farmers to consumers to deliver essential food, feed and fuel to the world. As a premier agribusiness solutions provider, our team of ~37,000 dedicated employees partner with farmers across the globe to move agricultural commodities from where they’re grown to where they’re needed—in faster, smarter, and more efficient ways. We are a world leader in grain origination, storage, distribution, oilseed processing and refining, offering a broad portfolio of plant-based oils, fats, and proteins. We work alongside our customers at both ends of the value chain to deliver quality products and develop tailored, innovative solutions that address evolving consumer needs. With 200+ years of experience and presence in over 50 countries, we are committed to strengthening global food security, advancing sustainability, and helping communities prosper where we operate. Bunge has its registered office in Geneva, Switzerland and its corporate headquarters in St. Louis, Missouri. Learn more at Bunge.com.

Cautionary Statement Concerning Forward Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements to encourage companies to provide prospective information to investors. This press release includes forward looking statements that reflect our current expectations and projections about our future results, performance, prospects and opportunities. Forward looking statements include all statements that are not historical in nature. We have tried to identify these forward looking statements by using words including "may," "will," "should," "could," "expect," "anticipate," "believe," "plan," "intend," "estimate," "continue" and similar expressions. These forward-looking statements, which include those related to BLFC’s ability to consummate the Exchange Offers and the Consent Solicitations, Bunge’s ability to generate sufficient cash flows to service debt and other obligations and ability to access capital, including debt or equity, and Bunge’s ability to achieve the benefits contemplated by the Exchange Offers and the Consent Solicitations, are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements, which are described in our Securities and Exchange Commission filings, including those set forth in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 20, 2025, and “Part II – Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, filed with the SEC on May 7, 2025.
The forward looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward looking statements to reflect subsequent events or circumstances.

No Offer or Solicitation
This communication is not intended to and does not constitute an offer to purchase, or the solicitation of an offer to sell, or the solicitation of tenders or consents with respect to any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In the case of the Exchange Offers and Consent Solicitations, the Exchange Offers and Consent Solicitations are being made solely pursuant to the Statement and only to such persons and in such jurisdictions as is permitted under applicable law.